UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K/A
Amendment No. 1

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 21, 2022

Balchem Corporation
(Exact name of registrant as specified in its charter)

Maryland	1-13648	13-2578432
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

52 Sunrise Park Road, New Hampton, NY 10958
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (845) 326-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $.06-2/3 per share	BCPC	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
As previously reported, on June 13, 2022, Balchem Corporation, (“Balchem”), and its wholly-owned subsidiary, Balchem B.V., a Dutch company (Balchem and Balchem B.V. being hereinafter collective referred to as “Buyers”), entered into a Share Purchase Agreement (the “Agreement”) among Buyers and Kechu MidCo AS, as seller (“Seller”), providing for the purchase by Buyers of Kechu BidCo AS and its subsidiary companies, including Kappa Bioscience AS, a leading science-based manufacturer of specialty Vitamin K2 for the human nutrition industry, headquartered in Oslo, Norway (hereinafter collectively referred to as “Kappa”).
On June 21, 2022, Buyers closed their acquisition of Kappa (the “Closing”). Prior to the Closing, neither Buyers, nor any of their respective affiliates, nor any of their respective directors or officers, nor any associate of any of their respective directors or officers had any material relationship with any of the other parties to the Agreement, other than with respect to the acquisition.
On June 27, 2022, Balchem filed a Current Report on Form 8-K (the “Current Report”) to report the closing of its acquisition of Kappa. The purpose of this Amendment No. 1 to the Current Report is to file the financial statements and the pro forma financial information required by Item 9.01 of Form 8-K. Accordingly, Balchem hereby amends Item 9.01 of the Current Report to read in its entirety as set forth below.
Item 9.01 Financial Statements and Exhibits
(a)     Financial statements of businesses acquired.
The following financial statements of Kappa and related documents are attached as Exhibit 99.2 to this Form 8-K and incorporated herein by reference:
•Independent Auditor’s Report dated September 5, 2022, Consolidated Statement of Comprehensive Income for the year ended December 31, 2021, Consolidated Statement of Financial Position as of December 31, 2021, Consolidated Statement of Changes in Equity for the year ended December 31, 2021, Consolidated Statement of Cash Flows for the year ended December 31, 2021, and Notes to Consolidated Financial Statements for the year ended December 31, 2021.

(b)     Pro forma financial information.
The following pro forma financial information is attached as Exhibit 99.3 to this Form 8-K and incorporated herein by reference:
•Unaudited Pro Forma Combined Statements of Earnings for the year ended December 31, 2021 and for the six months ended June 30, 2022.
•Notes to Unaudited Pro Forma Combined Financial Statements for the year ended December 31, 2021 and for the six months ended June 30, 2022.

(c) Exhibits.

23.1	Consent of Ernst & Young AS
99.1	Press release dated June 21, 2022 (previously filed as Exhibit 99.1 of Balchem Corporation's Current Report on Form 8-K dated June 24, 2022 and filed on June 27, 2022)
99.2	Financial statements of Kechu Bidco Group listed in Item 9.01(a) of this Form 8-K
99.3	Pro forma financial information listed in Item 9.01(b) of this Form 8-K

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALCHEM CORPORATION

By:/s/ Martin Bengtsson
Martin Bengtsson
Chief Financial Officer and Treasurer (Principal Financial Officer)

Date: September 6, 2022

Exhibit Index

Exhibit Number	Description

23.1	Consent of Ernst & Young AS
99.1	Press release dated June 21, 2022 (previously filed as Exhibit 99.1 of Balchem Corporation's Current Report on Form 8-K dated June 24, 2022 and filed on June 27, 2022)
99.2	Financial statements of Kechu Bidco Group listed in Item 9.01(a) of this Form 8-K
99.3	Pro forma financial information listed in Item 9.01(b) of this Form 8-K

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)